First Quarter 2013 Shareholder Update Tecumseh Products Company May 7, 2013 These slides should be reviewed in connection with the First Quarter 2013 audio presentation

Agenda • Operational Overview • Q1 2013 Financial Overview, Outlook & Liquidity • TOPS Update • Closing Remarks / Q & A Tecumseh Products Company Q1 2013 Shareholder Update – May 7, 2013 Page 2

Disclaimer Tecumseh Products Company Q1 2013 Shareholder Update – May 7, 2013 Page 3 This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to the safe harbor provisions created by that Act. In addition, forward-looking statements may be made orally in the future by or on behalf of us. Forward-looking statements can be identified by the use of terms such as “expects,” “should,” “may,” “believes,” “anticipates,” “will,” and other future tense and forward-looking terminology, or by the fact that they appear under the caption “Business Outlook.” Our forward-looking statements generally relate to our future performance, including our anticipated operating results and liquidity sources and requirements, our business strategies and goals, and the effect of laws, rules, regulations, new accounting pronouncements and outstanding litigation, on our business, operating results, and financial condition. Readers are cautioned that actual results may differ materially from those projected as a result of certain risks and uncertainties, including, but not limited to, i) current and future global or regional economic conditions, including housing starts, and the condition of credit markets, which may magnify other risk factors; ii) loss of, or substantial decline in sales to, any of our key customers; iii) our history of losses and our ability to maintain adequate liquidity in total and within each foreign operation; iv) our ability to restructure or reduce our costs and increase productivity and quality and develop successful new products in a timely manner; v) actions of competitors in highly competitive markets with intense competition; vi) the ultimate cost of defending and resolving legal and environmental matters, including any liabilities resulting from the regulatory antitrust investigations commenced by the United States Department of Justice Antitrust Division and the Secretariat of Economic Law of the Ministry of Justice of Brazil, both of which could preclude commercialization of products or adversely affect profitability and/or civil litigation related to such investigations; vii) availability and volatility in the cost of materials, particularly commodities, including steel and copper, whose cost can be subject to significant variation; viii) financial market changes, including fluctuations in foreign currency exchange rates and interest rates; ix) default on covenants of financing arrangements and the availability and terms of future financing arrangements; x) reduction or elimination of credit insurance; xi) significant supply interruptions or cost increases; xii) potential political and economic adversities that could adversely affect anticipated sales and production in Brazil; xiii) potential political and economic adversities that could adversely affect anticipated sales and production in India, including potential military conflict with neighboring countries; xiv) local governmental, environmental, trade and energy regulations; xv) increased or unexpected warranty claims; xvi) the extent of any business disruption caused by work stoppages initiated by organized labor unions; xvii) the extent of any business disruption that may result from the restructuring and realignment of our manufacturing operations and personnel or system implementations, the ultimate cost of those initiatives and the amount of savings actually realized; xviii) the success of our ongoing effort to bring costs in line with projected production levels and product mix; xix) weather conditions affecting demand for replacement products; xx) the effect of terrorist activity and armed conflict. These forward-looking statements are made only as of the date of this presentation, and we undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

Agenda • Operational Overview • Q1 2013 Financial Overview, Outlook & Liquidity • TOPS Update • Closing Remarks / Q & A Tecumseh Products Company Q1 2013 Shareholder Update – May 7, 2013 Page 4

Operational Overview Tecumseh Products Company Q1 2013 Shareholder Update – May 7, 2013 Page 5 • Q1 2013 Sales -- $207.6m • Q1 2013 Gross Profit -- $22.1m or 10.6% of net sales • March 31, 2013 cash and cash equivalents -- $41.9m

Operational Overview - Key Initiatives Tecumseh Products Company Q1 2013 Shareholder Update – May 7, 2013 Page 6 AE2 Compressor “Midi” TA Compressor “Mini” Celseon ® Low Profile • Continue revitalization of the product line • Improve our competitive position • Align global manufacturing capacity • Cost containment efforts

Operational Overview Tecumseh Products Company Q1 2013 Shareholder Update – May 7, 2013 Page 7 • Successful launch of consolidated assembly line in Tupelo, Mississippi • Project supported by the State of Mississippi • Agreement finalized with the Mississippi Development Authority providing low cost financing for the project Tupelo, MS Manufacturing Facility

Operational Overview - Sales Tecumseh Products Company Q1 2013 Shareholder Update – May 7, 2013 Page 8 207.6 4.8 8.10.9 219.6 0 100 200 300 Q1 2012 Volume/Mix Price FX Q1 2013 Sales • Negative FX impact of $8.1m • 1.8% decrease excluding FX • Primarily net decreases in volume and mix $ USD in millions

Commercial 57%R&F 20% Air Conditioning 23% Sales % by Market Q1 2013 Commercial 59% R&F 24% Air Conditioning 17% Sales % by Market Q1 2012 Operational Overview – Sales Tecumseh Products Company Q1 2013 Shareholder Update – May 7, 2013 Page 9 118.6 47.0 42.0 129.6 36.9 53.1 - 20.0 40.0 60.0 80.0 100.0 120.0 140.0 Commercial Air Conditioning R&F Sales by Market Q1 2013 Q1 2012 118.6 9.8 1.80.6 129.6 0 100 200 Q1 2012 Volume/Mix Price FX Q1 2013 Commercial Market Sales $ USD in millions

Commercial 57%R&F 20% Air Conditioning 23% Sales % by Market Q1 2013 Commercial 59% R&F 24% Air Conditioning 17% Sales % by Market Q1 2012 Operational Overview – Sales Tecumseh Products Company Q1 2013 Shareholder Update – May 7, 2013 Page 10 118.6 47.0 42.0 129.6 36.9 53.1 - 20.0 40.0 60.0 80.0 100.0 120.0 140.0 Commercial Air Conditioning R&F Sales by Market Q1 2013 Q1 2012 47.0 2.712.7 0.1 36.9 0 50 100 Q1 2012 Volume/Mix Price FX Q1 2013 A/C & Other Market Sales $ USD in millions

Commercial 57%R&F 20% Air Conditioning 23% Sales % by Market Q1 2013 Commercial 59% R&F 24% Air Conditioning 17% Sales % by Market Q1 2012 Operational Overview – Sales Tecumseh Products Company Q1 2013 Shareholder Update – May 7, 2013 Page 11 118.6 47.0 42.0 129.6 36.9 53.1 - 20.0 40.0 60.0 80.0 100.0 120.0 140.0 Commercial Air Conditioning R&F Sales by Market Q1 2013 Q1 2012 42.0 7.7 3.60.2 53.1 0 50 100 Q1 2012 Volume/Mix Price FX Q1 2013 R&F Market Sales $ USD in millions

Agenda • Operational Overview • Q1 2013 Financial Overview, Outlook & Liquidity • TOPS Update • Closing Remarks / Q & A Tecumseh Products Company Q1 2013 Shareholder Update – May 7, 2013 Page 12

22.1 1.4 1.3 4.5 0.6 0.9 0.6 15.6 0 5 10 15 20 25 Q1 2012 Oth Mtrl & Mfg Costs Commodities FX Volume/ mix Price Other Q1 2013 Gross Profit Q1 2013 Financial Overview Tecumseh Products Company Q1 2013 Shareholder Update – May 7, 2013 Page 13 • Q1 2013 – 10.6% of net sales • Q1 2012 – 7.1% of net sales $ USD in millions

Q1 2013 Financial Overview Tecumseh Products Company Q1 2013 Shareholder Update – May 7, 2013 Page 14 • Selling and administrative expenses: $2.5m higher expense primarily related to recording the increased market value of incentive compensation awards • Other income, net: $1.3m reduction over Q1 2012 • Impairments, restructuring charges, and other items: $2.2m increased expense mainly related to severance associated with headcounts reductions Q1 2013 Q1 2012 Selling and administrative expenses (29.1) (26.6) Other income (expense), net 5.0 6.3 Impairments, restructuring charges , and other items (3.4) (1.2) Income/ (Expense) $ USD in millions

Q1 2013 Financial Overview Tecumseh Products Company Q1 2013 Shareholder Update – May 7, 2013 Page 15 * While the Generally Accepted Accounting Principles in the United States of America (“GAAP”) results provide significant insight into our operations and financial position, Tecumseh management supplements its analysis of the business using Earnings Before Interest, Taxes, Depreciation and Amortization from Continuing Operations (“EBITDA”) and Earnings Before Interest, Taxes, Depreciation, Amortization, and Impairments, restructuring charges, and other items from Continuing Operations (“EBITDAR”); both of these are non-GAAP financial measures. Management believes that these non-GAAP financial measures, when taken together with the corresponding GAAP measure, provide incremental insight into the underlying factors and trends affecting our performance. However, EBITDA from Continuing Operations and EBITDAR from Continuing Operations, as defined above, should be viewed as supplemental data, rather than as a substitute or an alternative to the comparable GAAP measure. The table above presents a reconciliation of EBITDA from Continuing Operations and EBITDAR from Continuing Operations from our Net income (loss). $ USD in millions RECONCILIATION OF EBITDA FROM CONTINUING OPERATIONS AND EBITDAR FROM CONTINUING OPERATIONS FROM NET (LOSS) Q1 2013 Q1 2012 Net loss ($8.4) ($7.1) Loss from discontinued operations, net of tax 0.9 0.7 Tax expense (benefit) 0.1 (1.3) Interest expense 2.3 2.6 Interest income (0.3) (0.8) Operating loss ($5.4) ($5.9) epreciation and amortization 9.3 9.6 EBITDA FROM CONTINUING OPERATIONS* $3.9 $3.7 Impairments, restructuring charges, and other items 3.4 1.2 EBITDAR FROM CONTINUING OPERATIONS* $7.3 $4.9

Q1 2013 Liquidity Tecumseh Products Company Q1 2013 Shareholder Update – May 7, 2013 Page 16 Cash used in operating activities: $10.2m use of cash primarily related to working capital – increased receivables and increased inventory levels are leading to a use of cash which is being somewhat offset with increased accounts payable levels (primarily related to the heavier purchases of inventory) and recoverable non-income taxes Cash used in investing activities: $1.4m use of cash mainly related to capital expenditures of $2.4m partially offset by release of restricted cash of $1.0m Cash used in financing activities: $2.2m use of cash due to timing of financing activities 2013 2012 Net loss ($8.4) ($7.1) Depreciation and amortization 9.3 9.6 Non-cash employee retirement benefits (3.5) (2.2) Other non-cash items 0.5 (1.5) Changes in operating assets and liabilities: Accounts receivable (8.7) (17.9) Inventories (24.5) (11.0) Payables and accrued expenses 21.9 22.8 Recoverable non-income taxes 4.7 (2.0) Other (1.5) (0.4) Cash used in operating activities (10.2) (9.7) Cash (used in) provided by investing activities (1.4) 0.6 Cash (used in) financing activities (2.2) (2.2) Effect of exchange rate changes on cash 0.4 0.9 Decrease in cash cash equivalents ($13.4) ($10.4) Cash and cash equivalents - Beginning of Period 55.3 49.6 Cash and cash equivalents - End of Period 41.9 39.2 YTD Q1 $ USD in millions NOTE: The above cash flow statement is a condensed format. The reader should review this slide in connection with our Form 10-Q and related disclosures for the first quarter of 2013 which was filed yesterday.

Q1 2013 Outlook Tecumseh Products Company Q1 2013 Shareholder Update – May 7, 2013 Page 17 • No major change from guidance provided during the previous shareholder update call on March 8, 2013 • Q2 2013 specifically: – Estimated sales and operating profit slightly improved over Q2 2012 levels – Anticipate negative cash flow

Agenda • Operational Overview • Q1 2013 Financial Overview, Outlook & Liquidity • TOPS Update • Closing Remarks / Q & A Tecumseh Products Company Q1 2013 Shareholder Update – May 7, 2013 Page 18

TOPS Update Tecumseh Products Company Q1 2013 Shareholder Update – May 7, 2013 Page 19 Tecumseh Optimized Production System or “TOPS”: A global standardized production system based upon lean methodology

TOPS Update Tecumseh Products Company Q1 2013 Shareholder Update – May 7, 2013 Page 20  Common “Language”  Common Principles  Common Methods  Common Processes  Common Business Results Tecumseh Optimized Production System or “TOPS”: A global standardized production system based upon lean methodology

Agenda • Operational Overview • Q1 2013 Financial Overview, Outlook & Liquidity • TOPS Update • Closing Remarks / Q & A Tecumseh Products Company Q1 2013 Shareholder Update – May 7, 2013 Page 21

Closing Remarks / Q & A • Strategic Initiatives Plan to be posted to our website within the coming weeks • Thank you for attending Tecumseh Products Company First Quarter 2013 Shareholder Update Meeting • We will now take any questions you might have Tecumseh Products Company Q1 2013 Shareholder Update – May 7, 2013 Page 22

Contact Information - Today’s Speakers Tecumseh Products Company Q1 2013 Shareholder Update – May 7, 2013 Ms. Janice Stipp Executive Vice President, CFO & Treasurer Tecumseh Products Company 5683 Hines Drive Ann Arbor, MI 48108 Page 23 Mr. Jim Connor President & Chief Executive Officer Tecumseh Products Company 5683 Hines Drive Ann Arbor, MI 48108 E-Mail: investor.relations@tecumseh.com Phone: 1 (734) 585 9507